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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

       December 7, 2000
Date of Report
(Date of earliest event reported)

 CORILLIAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Oregon	0-29291	91-1795219
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

     3400 NW John Olsen Place, Hillsboro, OR 97124
(Address of principal executive offices, including Zip Code)

                 (503) 629-3300
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

    On November 24, 2000, we acquired all of the outstanding capital stock of Hatcher Associates Inc., a California corporation, pursuant to a stock purchase agreement by and among Hatcher Associates, all of the shareholders of Hatcher Associates and us. As a result of the purchase, Hatcher Associates became our wholly-owned subsidiary. We intend to change its name to Corillian Services, Inc.

    Hatcher is a software integration, implementation and consulting firm focused on applications for consumer banking. Hatcher Associates was incorporated in the State of California in February 1996. In April 2000, we entered into an agreement with Hatcher Associates that provided for Hatcher Associates to implement our Voyager platform at selected financial institutions as one of our certified implementation partners.

    At the closing of the purchase, we issued 1,829,186 shares of our common stock and assumed outstanding options for 212,700 shares of the common stock of Hatcher Associates, which converted into options for 41,581 shares of our common stock. The consideration was determined in arm's-length negotiations between the shareholders of Hatcher Associates and us.

    311,527 of the shares that we issued to the shareholders of Hatcher Associates will be held in escrow for 90 days to cover any purchase price adjustments based on the number of key employees remaining with Hatcher Associates as discussed below. Under the purchase agreement, we identified 74 employees of Hatcher Associates as key employees. For each key employee less than 60 key employees that does not remain with Hatcher Associates after 90 days from November 24, 2000, the purchase price decreases by $200,000, subject to a maximum reduction of $4 million. Hatcher Associates can replace each key employee by hiring two new employees that meet our requirements for qualifying as a key employee or by training two non-key employees sufficiently to meet our qualifications. The primary factors used in establishing our qualifications were experience and skills in integrating electronic banking solutions.

    23,364 of the shares we issued to the shareholders of Hatcher Associates will be held in escrow for approximately 30 days to cover any purchase price adjustments based on the working capital of Hatcher Associates as of November 23, 2000.

    186,916 of the shares we issued to the shareholders of Hatcher Associates will be held in escrow for 18 months to secure the indemnification obligations of the shareholders of Hatcher Associates. Under the stock purchase agreement, the shareholders of Hatcher Associates have agreed to indemnify and hold us harmless from losses that we or our affiliates may suffer as a result of (1) any inaccuracy or misrepresentation in, or breach of, any representation or warranty made by Hatcher Associates or its shareholders in the stock purchase agreement or related agreements; and (2) any failure by Hatcher Associates or its shareholder to perform or comply, in whole or in part, with any covenant or agreement in the stock purchase agreement or related agreements.

    All shares of our common stock issued to the shareholders of Hatcher Associates were not registered under the Securities Act of 1933, as amended. Under the stock purchase agreement, we agreed to register up to 1,325,963 of these shares on a short-form registration statement on Form S-3 under the Securities Act of 1933, as amended, shortly after April 12, 2001 and no later than April 30, 2001, subject to our right to delay the filing of this registration statement for up to 90 days if it would interfere with a material transaction for us, such as a financing or acquisition. We are not required to conduct an underwritten offering. We will be required to keep this registration statement effective until the earlier of (i) six months from the effective date of the registration statement, (ii) November 24, 2001, or (iii) the completion of the distribution of the shares registered. In addition, the shareholders of Hatcher Associates are entitled to include their shares in other registrations filed by us before November 24, 2002.

    The stock purchase will be accounted for under the purchase method of accounting.

    The description of the stock purchase agreement provided above does not purport to be complete and is qualified in its entirety by the provisions of the stock purchase agreement, which is filed as an exhibit to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    The financial statements identified in (a) and (b) below are not included in this report but will be filed with an amendment to this report within 60 days from the date of this report.

  (a)
  Financial Statements of Business Acquired

    Hatcher Associates Inc. Audited Financial Statements:

    (i)
    Hatcher Associates Inc. Balance Sheets as of December 31, 1998 and 1999

    (ii)
    Hatcher Associates Inc. Statements of Operations for the years ended December 31, 1998 and 1999

    (iii)
    Hatcher Associates Inc. Statement of Shareholders' Equity (Deficit) for the years ended December 31, 1998 and 1999

    (iv)
    Hatcher Associates Inc. Statements of Cash Flows for the years ended December 31, 1998 and 1999

    (v)
    Hatcher Associates Inc. Notes to Financial Statements

    Hatcher Associates Inc. Condensed Financial Statements (unaudited):

    (i)
    Hatcher Associates Inc. Condensed Balance Sheets as of September 30, 2000 (unaudited) and December 31, 1999

    (ii)
    Hatcher Associates Inc. Condensed Statements of Operations for the nine-month periods ended September 30, 1999 and 2000 (unaudited)

    (iii)
    Hatcher Associates Inc. Condensed Statements of Cash Flows for the nine-month periods ended September 30, 1999 and 2000 (unaudited)

    (iv)
    Hatcher Associates Inc. Notes to Condensed Financial Statements

  (b)
  Pro Forma Financial Information

    Pro Forma Combined Condensed Consolidated Financial Statements (unaudited):

    (i)
    Pro Forma Combined Condensed Consolidated Balance Sheet as of September 30, 2000 (unaudited)

    (ii)
    Pro Forma Combined Condensed Consolidated Statement of Operations for the nine-month period ended September 30, 2000 (unaudited)

    (iii)
    Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 1999 (unaudited)

    (iv)
    Notes to Pro Forma Combined Condensed Consolidated Financial Statements (unaudited)

  (c)
  Exhibits

2.1
Stock Purchase Agreement, dated as of November 24, 2000, by and among Corillian Corporation, Hatcher Associates, Inc. and the shareholders of Hatcher Associates, Inc. (any omitted schedules will be furnished to the Commission upon request)
2.2
Escrow Agreement, dated as of November 24, 2000, by and among Corillian Corporation, all of the Shareholders of Hatcher Associates Inc., Scott C. Collins, as agent and representative of the Shareholders of Hatcher Associates Inc., and ChaseMellon Shareholder Services, L.L.C., as escrow agent
10.10	Employment Agreement, dated as of November 24, 2000, between Corillian Corporation and David Hatcher*
10.11	Form of Severance Agreement with Ashok Sharma, Graham Rose, William Shrimpton, Gene Bates and Melvin Gevisser*
23.1	Consent of Deloitte & Touche, Independent Accountants**
*
Management contract

**
To be filed by amendment

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORILLIAN CORPORATION

Dated: December 7, 2000	By	/s/ STEVEN SIPOWICZ Steven Sipowicz Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated as of November 24, 2000, by and among Corillian Corporation, Hatcher Associates, Inc. and the shareholders of Hatcher Associates, Inc. (any omitted schedules will be furnished to the Commission upon request)
2.2
Escrow Agreement, dated as of November 24, 2000, by and among Corillian Corporation, all of the Shareholders of Hatcher Associates Inc., Scott C. Collins, as agent and representative of the Shareholders of Hatcher Associates Inc., and ChaseMellon Shareholder Services, L.L.C., as escrow agent
10.10	Employment Agreement, dated as of November 24, 2000, between Corillian Corporation and David Hatcher*
10.11	Form of Severance Agreement with Ashok Sharma, Graham Rose, William Shrimpton, Gene Bates and Melvin Gevisser*
23.1	Consent of Deloitte & Touche, Independent Accountants**
*
Management contract

**
To be filed by amendment

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX